EXHIBIT 10.26BA

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

SIXTY-THIRD AMENDMENT

TO

CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

SCHEDULE AMENDMENT

This Sixty-third Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”). CSG and Customer entered into that certain Consolidated CSG Master Subscriber Management System Agreement effective as of August 1, 2017 (CSG document no. 4114281), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

1.
Customer and CSG mutually agree, effective as of the Amendment Effective Date, to utilize a minimalized version of a statement of work document to be known and identified in each instance as an “[********* ********* ** ****]” or an “[*********** ** ****]” or an “[*-***]” for certain of Customer’s services requests, including such technical services requests previously processed via a “[***]” document in the Form of Exhibit E-1 and subject to the terms and conditions of Exhibit E-2 of the Agreement and any such other services requests and projects, subject, however, in each instance, inclusive of the following criteria:

a) [******* Fees will not exceed $*********] (inclusive of Reimbursable Expenses, if any)

b) Completion Date is [**** than ****** (**]) days from the Commencement Date

c) Does not include development or implementation of any feature enhancement projects

d) Not subject to [****** ******]

2. As a result, Customer and CSG further agree to amend the Agreement to add a new Schedule D-2, “[********* ********* ** ****],” which shall be substantially similar in form to Schedule D-2, attached hereto as Attachment 1 and incorporated herein by reference and, further, agree to amend the Table of Contents and Sections 3.2 and 12.18 of the Agreement such that the terms and conditions of this Amendment shall be incorporated therein, as applicable.

[Signature Page Follows]

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the date last signed below (the "Amendment Effective Date").

CHARTER COMMUNICATIONS OPERATING, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager		CSG SYSTEMS, INC. (“CSG”)
By:	Stephanie Babin	By:	/s/ Rasmani Bhattacharya
Name:	Stephanie Babin	Name:	Rasmani Bhattacharya
Title:	GVP Billing Design	Title:	SVP and General Counsel
Date:	Feb 1, 2022	Date:	Jan 28, 2022

ATTACHMENT 1

to

Sixty-third Amendment

Schedule D-2

[********* ********* ** ****]

[CSG document no. ______]

[**** ********* *** **** **** ** ******* ** *********** *** ** ****** $****** (********* ** *** ********** ************ ********) *** ** ****, ********* ******** ********** ********* ** * **** **** ********* *** ******** **** *** ***** ** *********** **** *) ******* ** ***** ****** ****** ** **) ******* ******* *********** ********].

[****** *** *********** ** **** ***** ******** ***]

This expedited Statement of Work (“[* ***”) ** **** ** *** ******* *** *******, ****, (“***”) *** ******* ************** *********, *** (“********”) ******** ** *** ** ********** **** *** ************ *** ****** ********** ********** ******* *********, ********* ****** *, **** (“*** ******** *** *******”), ** ******* (*** “*********”), ** ***** **** * *** ***** ** ******** ****. *** ********* **** ** **** * *** ** *** **** **** ****** ***** (*** “********* ****”). *** ***** ** ******* ******* ******* ** *** ******* ******* **** ** * ******* **** *** *** ******* ** **** * *** ***** **** *** ******* *** ***** ** *** *********. *** *** ******** ***** ********** ** *** ******** ** **** ***, ******* ****** ***** ********** ******** ** ************ ******** ** ****** ** ****** ********* ***** *** *********].

[*****: ***** [_____________] ******: ***** ***** ************ (***) ******* ****** / ** ***

**********: ******* ** ***** ** *******: [**…_________________________]

*** ****************:

➣
**** *********** **** *** ******** ** ***** ** **** *** ********* *** ************ *** ***** ** **** * ***?

******** ****************:

➣
**** *********** **** ******** ******** ** ***** *** *** ** **** *** ********* *** ************ *** ***** ** **** * ***?

************:

➣
****** ** **********, *** **************** *** ******** **************** *** ***** *****.

********: ******* ******** ** ********(*); ** ** ***** ***** ********* ** ***********, **** **** ***. ** ***** ** ********* ** ***********, ****** **** ******** **** **** ** *******.

*********:

************ ****: *** ********* ****

********** *****: [ ]

*** ********** **** *** ****** ****** (**) ******** **** **** *** ********* **** *** **** ***, ** *** ***** ** ******* ** *** ****** *****.

* ******** *** *** ***** **** ******* ** *** ** **** *** ********** **** ** * ****** ** ********** ******* ** ****** **** *** **************** ***** **** * *** ***** *** ** ****** * ****** ** **** *

***. *******, ** *** ********** **** ** *** ***, * *** ********* ** **** **** ** ******* ** ********* **** * *** *** ******* *** ********** ****.

******* ****: ****** **** & ********* ** ***** ****** ****** ********* *** ****.

**** *** *********: ******* **** *** **** *** ********* ***** ** *** **** ** $ FORMTEXT **** *** ******, *** ****, **** ************ ********, ** ***. ************ ******** *** ** ******** ** *** ********* ***** ******* ****.

********* ***** ******* ****: $ FORMTEXT (********* ********* ****, ** **********)

********* ***** ******* **** *********: $ FORMTEXT **** *** ******, *** **** * FORMTEXT ****** ****** [**. *** ******* (***)] *****

•
*** **** ******* ******** ******* *** ****** ***** ****** ** *** ***** *****, ** ********** **** *** ***** *** ********** ** *** *********.
•
*** **** ******* ******** *** ************ ********, ** ***, ** * ******* *****, ** ********** **** *** ***** *** ********** ** *** *********.

** (****** ********* *** ****.)

***** ***: **** *** ** ***** *** *******, ***** ** *** **********, *** ****************, ******** ****************, *** ************, *** ********* ****** ******. ******** ** *********** *** *** ************ ********, ** ***, ******** ** *** ** *** ********** ** ****** ** **** *** FORMTEXT ; ************ ******** *** *** ******** ** *** ***** ******* ***** **** *****.

***** ******* ***** ****: $ FORMTEXT (********* ********* ****, ** **********)

•
*** **** ******* ******** *** *** ***** ******* ***** **** **** ********** ** *** *******, ** ********** **** *** ***** *** ********** ** *** *********.
•
******* ** *** ********* ********, *** **** ******* ******** *** ************ ********, ** ***, ** * ******* *****, ** ********** **** *** ***** *** ********** ** *** *********. ** ** ***** ***** ************ ******** ****** *** ******* (***) ** ***** ******* ***** ****].

IN WITNESS WHEREOF, CSG and Customer cause this E-SOW to be duly executed below.

CHARTER COMMUNICATIONS OPERATING, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By:	By:
Name:	Name:
Title:	Title:
Date:	Date: